UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                                October 11, 2004
                Date of Report (date of earliest event reported)

                               ACTUATE CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                   0-24607                  94-3193197
           --------                   -------                  ----------
 (State or other jurisdiction       (Commission             (I.R.S. Employer
       of incorporation)            File Number)           Identification No.)


          701 Gateway Boulevard, South San Francisco, California 94080 (Address of principal executive offices, including zip code)

                                 (650) 837-2000
              (Registrant's telephone number, including area code)



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Item 8.01. Other Events

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued on October 11, 2004 by the registrant, Actuate Corporation, announcing the implementation of a program to reduce the Company's operational expenses.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits.

99.1 Actuate Corporation Press Release dated October 11, 2004.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         ACTUATE CORPORATION
                                             (Registrant)

Date: October 11, 2004
                                         /s/ DANIEL A. GAUDREAU
                                         ----------------------
                                         Daniel A. Gaudreau
                                         Chief Financial Officer and Senior Vice
                                         President, Finance and Administration